Exhibit 99.2
CRANE CO.
Income Statement Data
(in millions, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016		2015	2016		2015
Net Sales:
Fluid Handling	$265.9		$291.8	$513.9		$567.3
Payment & Merchandising Technologies	192.6		186.5	364.5		358.4
Aerospace & Electronics	189.2		167.1	361		328.7
Engineered Materials	64.5		65.8	132.8		135.5
Total Net Sales	$712.2		$711.2	$1,372.2		$1,390.0

Operating Profit (Loss):
Fluid Handling	$35.4		$32.5	$60.8		$66.8
Payment & Merchandising Technologies	34.5		26.1	62.5		47.3
Aerospace & Electronics	38.6		31.7	71.7		61.7
Engineered Materials	13.5		12.2	27.2		26.4
Corporate	(19.4)	*	(12.3)	(34.1)	*	(26.1)
Total Operating Profit	102.6		90.2	188.1		176.2

Interest Income	0.5		0.5	1.0		1.0
Interest Expense	(9.2)		(9.5)	(18.3)		(19.4)
Miscellaneous- Net	(0.2)		0.4	(0.6)		—
Income Before Income Taxes	93.7		81.5	170.2		157.8
Provision for Income Taxes	25.2		25.7	46.6		50.6
Net income before allocation to noncontrolling interests	68.4		55.9	123.6		107.2
Less: Noncontrolling interest in subsidiaries' earnings	0.2		0.1	0.3		0.4
Net income attributable to common shareholders	$68.2		$55.8	$123.3		$106.8

Share Data:
Earnings per Diluted Share	$1.15		$0.95	$2.09		$1.82

Average Diluted Shares Outstanding	59.2		58.8	59.0		58.8
Average Basic Shares Outstanding	58.3		58.0	58.3		58.0

Supplemental Data:
Cost of Sales	$449.1		$470.8	$875.2		$910.8
Selling, General & Administrative	160.5	*	141.5	308.9	*	289.8
Repositioning Charges (see non-GAAP measures)	—		7.1	—		9.7
Acquisition Related Charges (see non-GAAP measures)	—		1.8	—		3.6
Depreciation and Amortization **	17.6		17.4	34.1		33.9
Stock-Based Compensation Expense **	5.3		5.0	11.4		10.8

* Includes a $5 million legal settlement charge.
** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in millions)

	June 30, 2016	December 31, 2015
ASSETS
Current Assets
Cash and Cash Equivalents	$408.9	$363.5
Accounts Receivable, net	435.2	397.6
Current Insurance Receivable - Asbestos	20.5	20.5
Inventories, net	389.4	376.9
Other Current Assets	54.5	45.0
Total Current Assets	1,308.5	1,203.5

Property, Plant and Equipment, net	281.7	276.0
Long-Term Insurance Receivable - Asbestos	100.6	108.7
Other Assets	564.7	580.8
Goodwill	1,176.9	1,167.9

Total Assets	$3,432.4	$3,336.9

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$100.9	$49.6
Accounts Payable	205.9	223.3
Current Asbestos Liability	75.0	75.0
Accrued Liabilities	215.3	218.6
Income Taxes	4.5	6.3
Total Current Liabilities	601.6	572.8

Long-Term Debt	745.0	744.6
Long-Term Deferred Tax Liability	52.5	50.0
Long-Term Asbestos Liability	436.7	470.5
Other Liabilities	326.8	348.1

Total Equity	1,269.8	1,150.8

Total Liabilities and Equity	$3,432.4	$3,336.9

CRANE CO.
Condensed Statements of Cash Flows
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating Activities:
Net income attributable to common shareholders	$68.2	$55.8	$123.3	$106.8
Noncontrolling interest in subsidiaries' earnings	0.2	0.1	0.3	0.4
Net income before allocations to noncontrolling interests	68.4	55.9	123.6	107.2
Restructuring - Non Cash	—	1.2	—	1.4
Depreciation and amortization	17.6	17.4	34.1	33.9
Stock-based compensation expense	5.3	5.0	11.4	10.8
Defined benefit plans and postretirement credit	(2.4)	(2.0)	(4.8)	(3.6)
Deferred income taxes	2.3	3.7	7.6	8.0
Cash provided by (used for) operating working capital	0.9	2.4	(81.1)	(54.7)
Defined benefit plans and postretirement contributions	(2.2)	(5.2)	(4.4)	(8.2)
Environmental payments, net of reimbursements	(4.6)	(3.5)	(6.6)	(7.6)
Other	(0.6)	(3.0)	(2.3)	(16.4)
Subtotal	84.7	71.9	77.5	70.8
Asbestos related payments, net of insurance recoveries	(14.9)	(14.1)	(25.7)	(24.8)
Total provided by operating activities	69.8	57.8	51.8	46.0

Investing Activities:
Capital expenditures	(15.6)	(9.9)	(26.6)	(20.1)
Proceeds from disposition of capital assets	0.2	0.5	0.7	1.9
Total used for investing activities	(15.4)	(9.4)	(25.9)	(18.2)

Financing Activities:
Dividends paid	(19.3)	(19.2)	(38.5)	(38.3)
Reacquisition of shares on open market	—	—	—	(25.0)
Stock options exercised - net of shares reacquired	3.6	0.3	2.2	7.0
Excess tax shortfall from stock-based compensation	—	(1.1)	—	(0.2)
Repayment of credit facility	—	—	—	(100.0)
Proceeds from issuance (repayment) of commercial paper	22.8	(4.8)	51.3	121.9
Total provided by (used for) financing activities	7.1	(24.8)	15.0	(34.6)

Effect of exchange rate on cash and cash equivalents	(6.6)	5.7	4.5	(13.3)
Increase (decrease) in cash and cash equivalents	54.9	29.4	45.4	(20.0)
Cash and cash equivalents at beginning of period	354.0	296.9	363.5	346.3
Cash and cash equivalents at end of period	$408.9	$326.3	$408.9	$326.3

CRANE CO.
Order Backlog
(in millions)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Fluid Handling	$246.3	$263.4	$267.2	$278.6	$287.3
Payment & Merchandising Technologies	65.8	60.4	62.6	55.5	61.1
Aerospace & Electronics	435.9	418.7	436.4	459.9	448.1
Engineered Materials	15.4	16.0	15.2	13.7	15.4
Total Backlog	$763.5	$758.6	$781.5	$807.8	$811.9

CRANE CO.
Non-GAAP Financial Measures
(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,		Percent Change June 30, 2016	Percent Change June 30, 2016
	2016	2015	2016	2015	Three Months	Six Months
INCOME ITEMS
Net Sales	$712.2	$711.2	$1,372.2	$1,390.0	0.1%	(1.3)%

Operating Profit	102.6	90.2	188.1	176.2	13.8%	6.8%
Percentage of Sales	14.4%	12.7%	13.7%	12.7%

Special Items impacting Operating Profit:
MEI Acquisition related integration charges	—	1.8	—	3.4
MEI Acquisition related restructuring charges	—	—	—	0.2
Repositioning charges	—	7.1	—	9.7
Lawsuit settlement charge	5.0	—	5.0	—
Operating Profit before Special Items	$107.6	$99.1	$193.1	$189.5	8.6%	1.9%

Percentage of Sales	15.1%	13.9%	14.1%	13.6%

Net Income Attributable to Common Shareholders	$68.2	$55.8	$123.3	$106.8
Per Share	$1.15	$0.95	$2.09	$1.82	21.6%	15.0%

Special Items impacting Net Income Attributable to Common Shareholders:

MEI Acquisition related integration charges - Net of Tax	—	1.2	—	2.3
Per Share		$0.02		$0.04

MEI Acquisition related restructuring charges - Net of Tax	—	—	—	0.1
Per Share				$0.00

Repositioning charges - Net of Tax	—	5.4	—	7.2
Per Share		$0.09		$0.12

Lawsuit settlement charge - Net of Tax	3.3	—	3.3	—
Per Share	$0.05		$0.05

Net Income Attributable To Common Shareholders Before Special Items	$71.5	$62.3	$126.5	$116.4	14.8%	8.7%
Per Share	$1.21	$1.06	$2.14	$1.98	14.1%	8.3%

Special Items Impacting Provision for Income Taxes

Provision for Income Taxes - GAAP Basis	$25.2	$25.7	$46.6	$50.6

Tax effect of MEI acquisition related integration charges	—	0.6	—	1.1

Tax effect of MEI acquisition related restructuring charges	—	—	—	—

Tax effect of repositioning charges	—	1.7	—	2.5

Tax effect of legal settlement charge	1.8	—	1.8	—
Provision for Income Taxes - non-GAAP Basis	27.0	28.0	48.4	54.2

Segment Information:	For the three months ended June 30, 2016
	Fluid Handling	Payment & Merchandising Technologies	Aerospace & Electronics	Engineered Materials	Corporate	Total Company
Net Sales	$265.9	$192.6	$189.2	$64.5	$—	$712.2

Operating Profit - GAAP	35.4	34.5	38.6	13.5	(19.4)	102.6
Legal settlement charge	—	—	—	—	5.0	5.0
Operating Profit before Special Items	35.4	34.5	38.6	13.5	(14.4)	107.6
Percentage of Sales	13.3%	17.9%	20.4%	21.0%		15.1%

Segment Information:	For the three months ended June 30, 2015
	Fluid Handling	Payment & Merchandising Technologies	Aerospace & Electronics	Engineered Materials	Corporate	Total Company
Net Sales	$291.8	$186.5	$167.1	$65.8	$—	$711.2

Operating Profit - GAAP	32.5	26.1	31.7	12.2	(12.3)	90.2
Acquisition related integration charges	—	1.8	—	—	—	1.8
Repositioning Charges	5.1	—	0.8	—	1.1	7.1
Operating Profit before Special Items	37.7	28.0	32.5	12.2	(11.2)	99.1
Percentage of Sales	12.9%	15.0%	19.4%	18.5%		13.9%

CRANE CO.
Guidance
(in millions, except per share data)

	2016 Full Year Guidance
2016 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$3.95	$4.15
Legal settlement charge - Net of Tax	0.05	0.05
Earnings Per Share - Non-GAAP basis	$4.00	$4.20

	Three Months Ended June 30,		Six Months Ended June 30,		2016 Full Year Guidance
	2016	2015	2016	2015	Low	High
CASH FLOW ITEMS
Cash Provided by Operating Activities
before Asbestos - Related Payments	$84.7	$71.9	$77.5	$70.8	$300.0	$325.0
Asbestos Related Payments, Net of Insurance Recoveries	(14.9)	(14.1)	(25.7)	(24.8)	(55.0)	(55.0)
Cash Provided by Operating Activities	69.8	57.8	51.8	46.0	245.0	270.0
Less: Capital Expenditures	(15.6)	(9.9)	(26.6)	(20.1)	(50.0)	(50.0)
Free Cash Flow	$54.2	$47.9	$25.2	$26.0	$195.0	$220.0

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.